Exhibit 99.1
Gold & Silver Production Plus Huge Copper Option Corporate Presentation January 2025

Cautionary Statement This presentation and the information included herein do not constitute an offer to buy or the solicitation of an offer to subscribe for or to buy any of the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Forward-looking Statements"). The Forward-looking Statements are intended to be subject to the safe harbor provided by Section 27a of the Securities Act of 1933, Section 21e of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act of 1995. The Forward-looking Statements express, as at the date of this presentation, McEwen Mining Inc. (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies. There can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the Forward-looking Statements include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. Readers should not place undue reliance on Forward-looking Statements, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update Forward-looking Statements as a result of new information or events after the date hereof, except as required by law. See McEwen Mining's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, the Quarterly Report on Form 10-Q for the quarters ended March 31, 2024, and other filings with the Securities and Exchange Commission (the “SEC”), under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the Forward-looking Statements. All Forward-looking Statements made in this presentation are qualified by this cautionary statement. Unless otherwise stated, all currency information quoted in this presentation is in U.S. dollars. The technical contents of this presentation, including reserves, have been reviewed and approved by William Shaver, COO; the exploration technical contents of this presentation including resources content have been reviewed and approved by Luke Willis, P. Geo., Director of Resource Modelling; all are Qualified Persons as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects". Securities and Exchange Commission (“SEC”).We are subject to the reporting requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and applicable Canadian securities laws, and as a result, we have reported our mineral reserves and mineral resources according to two different standards. U.S. reporting requirements are governed by Item 1300 of Regulation S-K (“S-K 1300”), as issued by the U.S. Securities and Exchange Commission (“SEC”). Canadian reporting requirements for disclosure of mineral properties are governed by National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”), as adopted from the definitions provided by the Canadian Institute of Mining, Metallurgy and Petroleum. Both sets of reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but the standards embody slightly different approaches and definitions. All disclosure of mineral resources and mineral reserves in this report are reported in accordance with S-K 1300. Investors should be aware that the estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves, and therefore investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into S-K 1300 compliant reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources. It is generally assumed that the majority of Inferred resources will be later upgraded to the Indicated or Measured categories with further exploration. Investors are cautioned not to assume that all or any part of inferred resources exist, or that they can be mined legally or economically.

$225M 16% $1/Yr Large Investment 1 High Ownership Low Salary Rob McEwen 16% Institutional 30% Retail 54% 1 - Rob McEwen’s investments: $140 million in McEwen Mining shares and $40 million in debt (Aug 13, 2018 & Apr 5, 2022 press releases), plus $45 million in McEwen Copper shares 2 - Average Daily Trading Volume over 3 months, NYSE & TSX combined. 3 - As of January 8, 2025. Source: Bloomberg. 4 – 13-F MUX Shares Top Holders Ownership Distribution 4 Outstanding : 52.9 M Fully Diluted : 56.3 M ADTV2 : 647,000 Price3 : US$8.34 Market Cap : US$441 M CEO Rob McEwen Is Very Aligned Financially With Shareholders’ Interest Rob McEwen 8.2 M Van Eck Associates 2.2 M State Street 1.1 M Mirae Asset Financial 1.1 M ETF Managers 1.0 M Two Sigma Invest. 0.8 M Blackrock 0.8 M Vanguard Group 0.7 M Polunin Capital Partners 0.7 M DF Dent and Co 0.6 M Other Institutions 7.8 M

0 2 4 6 8 10 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 Time to Consider Rotating Into Commodities 40-Year History S&P GS Commodity Index vs S&P 500 Today, Commodities Are Cheap, Relative to Equities Market Timing Tech Bubble Current Period Commodities Expensive vs Equities Commodities Cheap vs Equities 2008 Financial Crisis 1990 Gulf War Source: Bloomberg. As of January 8, 2025. Oil Crisis

Looming Copper Supply Deficit Annual Mine Production Plus Recycled Insufficient to Meet Forecast Demand to 2035 More Mines or Higher Price? Source: BHP, https://www.bhp.com/news/bhp-insights/2024/09/how-copper-will-shape-our-future. Mtpa = million tons per annum Primary copper supply and demand, MTPA 40 35 30 25 20 15 10 5 0 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Demand Possible greenfield Possible brownfield Current operations 10 MTPA Copper Deficit Probable greenfield Probable brownfield Minelife extensions Supply Market Timing

# of Gold Ounces To Buy The Dow 0 5 10 15 20 25 30 35 40 45 129 Years of History Are We Approaching Again the Time When 1 to 2 Gold Ounces Buy the Dow? 1896 1920 1940 1960 1980 2000 2020 16 oz Jan 8, 2025 1 oz Jan 18, 1980 Source: Bloomberg. As of January 8, 2025. 2 oz Jul 8, 1932 1 oz Aug 7, 1896 44 oz Jul 16, 1980 28 oz Nov 26, 1966 18 oz Aug 30, 1929 Dow: $41.22 Gold: $20.69 Dow: $867 Gold: $850 Market Timing

Illustration of Oversized Returns During Gold Manias, Consider Your Risk Tolerance Producers vs Explorers Producers Explorers 1979 - 1980 290% 2,300% 1981 - 1983 72% 4,080% 1995 - 1996 211% 3,873% 2015 - 2016 62% 107% Is A Repeat Possible?

$0 $20 $40 $60 $80 $100 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Rob McEwen Bought 1/3 of US Gold August 2005 and Merged with Minera Andes to Establish McEwen Mining in January 2012 Source: Bloomberg. Chart from August 2005 to January 8, 2025 (adjusted for a 10 for 1 consolidation July 2022). Bought 1/3 interest August 2005 Created by the merger of US Gold & Minera Andes 18x 21x 10 to 1 Consolidation NYSE – MUX Share Price US$ Missed guidance on gold production & cost / oz

-50 0 50 100 150 200 250 300 350 Sep-2022 Dec-2022 Mar-2023 Jun-2023 Sep-2023 Dec-2023 Mar-2024 Jun-2024 Sep-2024 Dec-2024 MUX GDX GDXJ Nasdaq Gold Silver Copper Dow % Source: Bloomberg. Chart from September 1, 2022 (MUX $2.97) to January 8, 2025 (MUX $8.34). Investments in McEwen Copper Stellantis ARS $30 B Nuton - Rio Tinto $30 M McEwen Copper completes $81.85 M financing incl. $25 M from Nuton - Rio Tinto Investments in McEwen Copper Stellantis ARS $42 B Nuton - Rio Tinto $10 M Outperformance Driven by Copper Copper - Essential for Modern Civilization Reduced debt by 39% 2023 EPS $1.15 Gold operations production met guidance Gold +57% Copper +25% Nasdaq +65% GDXJ +61% Sept 2022 to Jan 2025 GDX+56% Dow +35% Silver +69% MUX Outperforming 2.5X 3X Los Azules 2023 5X PEA published Operations Staging a Recovery Gold & Silver – Time-tested Wealth Preservation 7X +181% $0 $4 $8 $12 Sep-2022 Jan-2023 May-2023 Sep-2023 Jan-2024 May-2024 Sep-2024 Jan-2025 MUX Share Price US$

MUX: More Value to Surface

Management's Estimate of Value. *Sum of Its Parts.*

MUX's Assets		Range of Estimated $US Value per MUX Share[1] Low	Mid	High
McEwen Copper (46.4%)[2]	Los Azules	$8.64 [3]	$13.04 [4]	$29.48 [5]
Royalty Portfolio		$0.66 [6]	$0.66 [6]	$0.66 [6]
Gold & Silver[7]		$5.43 [8]	$11.06 [9]	$16.69 [10]
Total		**$14.72**	**$24.76**	**$46.83**

Current Share Price (NYSE)
$8.34

Based on NYSE closing share price on January 8, 2025.

Notes

1. McEwen Mining has **52.9M** shares, estimated by McEwen Mining management.
2. McEwen Mining owns **46.4%** of McEwen Copper, which owns the Los Azules and the Elder Creek projects.
3. (US$984M x 46.4%) / 52.9M, using McEwen Copper's implied market value of **US$984 million** on October 24, 2024.
4. (US$1.38B x 0.5) / 52.9M, using 50% of Josemaria's proposed purchase price of **US$1.38 billion** on July 29, 2024 (on 100% basis).
5. (US$3.12B x 0.5) / 52.9M, using 50% Filo del Sol's proposed purchase price of **US$3.12 billion** on July 29, 2024.
6. Estimated at **$35M**/ 52.9M, based on 1.25% NSR on Los Azules and Elder Creek, plus three other royalties.
7. Peer group (Jaguar Mining, Silvercorp, Fortitude, Endeavour Silver) Peers Avg EV/GEO = **US$4,353/GEO**, MUX EV/GEO = $3,200/GEO. Using (MUX Midpoint Guidance GEOs x Peers Avg EV/GEO + MUX Cash – MUX Debt)/ MUX Shares, where Peers Avg EV/GEO is taken at:
8. 50% discount; 9. 100% value; 10. 50% premium.

MUX

10

Location

Los Azules – In A Prolific Copper Region, Amongst Some of the World´s Largest Copper Deposits

Chile & Peru Produce 40% of World's Annual Copper Production



Rank*
Antamina *Teck* 6
Las Bambas MMG 8
Antapaccay *Glencore*
Cerro Verde *Freeport-McMoRan* 5
Escondida *BHP/Rio Tinto* 1
Lindero Fortuna Silver
Veladero *Barrick/Shandong*
Los Pelambres *Antofagasta* 11
Andina *Codelco*
Los Bronces *Anglo American* 11
PERU
CHILE
San Juan
ARGENTINA
Legend
MINE
DEVELOPMENT
Subject to recent transactions
Taca Taca *First Quantum*
MARA *Glencore*
Josemaria *Pending BHP-Lundin Mining JV*
Filo del Sol *Pending BHP-Lundin Mining JV*
Pascua Lama *Barrick*
Los Azules McEwen Copper
MUX, Rio Tinto, Stellantis
Altar *Aldebaran Resources (S32)*
El Pachón *Glencore*

11

MUX

*Rank based on 2021 top 20 largest copper mines in the world by production capacity. https://elements.visualcapitalist.com/the-largest-copper-mines-in-the-world-by-capacity/

MUX’s Biggest Value Driver, for the Moment! McEwen Copper’s Los Azules Project Los Azules 2023 PEA Mineral Resources Estimate Tonnes Avg Cu Grade Contained Metal Indicated 1.2 B 0.40% 10.9 B lbs Cu Inferred 4.5 B 0.31% 26.7 B lbs Cu Since the 2023 PEA resource estimate was released, over 100,000 meters of additional drilling have been completed. Drilling was focused on upgrading the resource classification from Inferred to Indicated and from Indicated to Measured. Updated resource estimate Q1 2025 and Feasibility Study Q2 2025.

Los Azules – It's BIG!

World's 8th Largest Undeveloped Copper Project, 4th Largest Not Controlled by a Major

(based on the 2017 PEA resource estimate, significantly expanded since then)

	Project	Country	Majority Owner	Development Status	Geology
1	Pebble	United States	Northern Dynasty Minerals	Preliminary Economic Assessment	Porphyry, Supergene Copper
2	Resolution	United States	Rio Tinto	Feasibility Study	Porphyry
3	La Granja	Peru	Rio Tinto	Advanced Exploration	Porphyry
4	Kerr-Sulphurets-Mitchell (KSM)	Canada	Seabridge Gold	Prefeasibility Study	Porphyry, Skarn
5	Nueva Union	Chile	Teck Resource/Newmont	Prefeasibility Study	Porphyry
6	Tampakan	Philippines	Sagittarius	Feasibility Study	Porphyry
7	El Pachon	Argentina	Glencore	Advanced Exploration	Porphyry
8	**Los Azules**	**Argentina**	**McEwen Copper**	**Preliminary Economic Assessment**	**Porphyry, Supergene Copper**
9	Twin Metals Minnesota	United States	Antofagasta	Prefeasibility Study	Magmatic Sulfide
10	Frieda River	Papua New Guinea	Guangdong Rising	Feasibility Study	Epithermal, Porphyry

Table showing Mining Intelligence's ranking from 2022: https://www.mining.com/featured-article/ranked-worlds-top-10-copper-mining-projects-2022/

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McEwen Copper MUX Amount Share Price Market Value Ownership Value Value/Share Aug 2022 $82 M $10 $256 M 68.1% $175 M $3.54 Feb 2023 $30 M $19 $550 M 51.9% $285 M $5.69 ARS $30 B1 Oct 2023 $10 M $26 $800 M 47.7% $382 M $7.73 ARS $42 B2 Oct 2024 $56 M $30 $984 M 46.4% $457 M $8.64 Private Financings: $453M Completed 2 Large Shareholders – Rio Tinto (Nuton) & Stellantis M - millions, B - billions Excludes 1.25% NSR on Los Azules & Elder Creek 1. Equivalent to US$155 M @ Official FX 2. Equivalent to US$120 M @ Official FX McEwen Copper’s Growing Impact on MUX Share Value

McEwen Copper - 32.8 M Shares Outstanding Ownership: Private, Pre-IPO, Global Players World’s 4th Largest Auto Manufacturer Subsidiary of World’s 2nd Largest Mining Company Founder of Goldcorp Inc. Grew Market Cap From $50 Million to $8 Billion McEwen Mining (MUX) 46.4% Stellantis 18.3% Nuton/ Rio Tinto Venture 17.2% Rob McEwen 12.7% Victor Smorgon Grp 3.0% Others 2.3%

Reasons Why McEwen Copper’s Proposed Future IPO Could Be Attractive & Benefit MUX’s Share Price 1. Argentina elected a pro-business President 2. July 8, 2024 - Large Foreign Investment Incentive Regime Approved – Increases Los Azules NPV very significantly 3. July 29, 2024 - The World’s Largest Miner, BHP, Is Comfortable US$4.4 Billion copper deal BHP & Lundin Mining Consolidating Filo del Sol & Josemaria Deposits 4. August 23, 2024 - United States Strengthening Relationship United States and Argentina signed a Memorandum of Understanding to strengthen cooperation on critical minerals 5. October 8, 2024 - Rio Tinto buys Arcadium for $6.7 billion for lithium mines in Argentina, Australia & Canada 6. November 7, 2024 – Aldebaran Option-to-JV Altar Copper Deposit with Rio Tinto’s Nuton Technologies. Nuton can acquire 20% by making staged payments of US$250 million 7. Los Azules Exploration Expanding Resources & Making New Discovery Reason #1 Significant Positive Political Change & M&A Activity In Mining In Argentina

Large Investment Incentive Regime *("RIGI")* Encouraging Foreign Investment in Argentina

- Designed to attract foreign investment across multiple sectors in Argentina
- RIGI includes mining, which is a key pillar to the country's plans for economic growth
- Key benefits:
  - ✓ Improved fiscal and financial benefits to mining companies developing large-scale projects in Argentina
  - ✓ Improved foreign exchange regime and ability to re-patriate capital
  - ✓ Stability on tax, customs and foreign exchange for a 30-year period

The RIGI fiscal and financial / tax benefits will result in a significant improvement to Los Azules NPV & IRR

Tax Benefits

- **Corporate tax rate** of 25% (currently 35%)
- **Accelerated** depreciation on equipment and infrastructure
- **Unlimited** loss carryforward
- **Unlimited** interest deductions in first 5 years
- **Tax on dividends** 3.5% after 7 years (currently 7%)
- **Foreign technical services** exempt from withholding tax

Foreign Exchange

- **Export proceeds** freely available abroad for big projects 100% 3 years after the start-up of the project[1] (currently 100% must be on-shored)
- **Financing proceeds** freely available with no restriction to access AR foreign exchange when funds available abroad (currently with limitations)
- **Foreign exchange market** freely accessible for repayment of loans, repatriation of investments, or payment of interest and dividends (currently in practice heavily restricted)

Other

- **Exports:** Freedom to export products, with exemption of duties after 3 years (currently 4.5%)
- **Imports:** Freedom to import, with no quotas or restrictions, and exemption of duties on imports of capital goods (currently 0%-21%)
- **Construction VAT:** Payable with tax credit certificate to be issued by the Government. Supplier can use or transfer (sell) the VAT credit to third parties

[1] Prior to, 20% available after 1 year and 40% after 2 years.

MUX
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Reason #2
Recent Transactions & Relative Value of Los Azules

July 29, 2024, BHP & Lundin Mining JV Josemaria & Filo Del Sol, Combined Value $4.5 Billion

***Los Azules: Same** Province, **Lower** Altitude, **Closer to** Infrastructure, **Larger** Resource, **Higher** Grade, **Lower** C1 Cost*

Comparison[1] of **Los Azules** with **Josemaria** & **Filo del Sol** (BHP/Lundin)

In the Same Province, San Juan, Argentina


Josemaria
Filo del Sol
Los Azules

Altitude MASL

Los Azules	**3,100 - 3,600 m**
Josemaria	4,000 - 4,900 m
Filo del Sol	4,900 - 5,400 m

Copper Resources & Grades[2]

	M&I		Inferred	
Los Azules	**10.9 B lbs Cu**	**0.40%**	**26.7 B lbs Cu**	**0.31%**
Josemaria	7.4 B lbs Cu	0.29%	2.9 B lbs Cu	0.13%
Filo del Sol	3.1 B lbs Cu	0.33%	1.2 B lbs Cu	0.27%
Jose + Filo	**10.5 B lbs Cu**		**4.1 B lbs Cu**	

Distance From Power Grid, Roads

Los Azules	**- 70 km**
Josemaria	- 244 km
Filo del Sol	- 77 km (Chile)

Development Stage

Los Azules	**- PEA**
Josemaria	- FS
Filo del Sol	- PFS

$ C1 Cash Costs

Los Azules	**$1.07 / lb Cu**
Josemaria	$1.55 / lb CuEq. (Co-prod.)
Filo del Sol	$1.54 / lb CuEq. (Co-prod.)

Los Azules	**- Lowest Quartile***
Josemaria	- Highest Quartile*

*Goldman Sachs 2018

US$ Market Value[3,4]

Los Azules	**- $984 M**
Josemaria	- $1.38 B
Filo del Sol	- $3.12 B

1. Sources: Filo del Sol PFS 2023, Josemaria FS Technical Report Nov 2020.
2. Source: Company websites. Los Azules cut-off grade variable by NSR. Filo del Sol cut-off grade 0.15% CuEq. Josemaria cut-off grade 0.10% CuEq.
3. Filo del Sol and Josemaria proposed purchase prices on July 29, 2024.
4. McEwen Copper's implied market cap US$984 M, based on the Oct 2024 financing

MUX

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4000 Elev N S Legend: 2023 PEA base case mineable pit shell Total resources unconstrained pit shell 2500 Elev AZ22174 (1,128m) AZ23241 (740m) 3000 Elev 3500 Elev 400 m AZ24338 AZ24336CC AZ24339CC 500 meters 600 m 0.20% Cu / 202m 0.31% Cu / 70 m 0.21% Cu / 276.3 m 0.23% Cu / 180 m 0.29% Cu / 1052 m Incl. 1.46% Cu / 26m 0.42% Cu / 480 m Exploration Results Suggest Los Azules Could Get BIGGER in 3 Directions To the North AZ23241: over 400 m North of AZ22174 encountered 202 m of 0.20% Cu with last 12 m grading 0.44% Cu To the South Long intercepts of between 0.2% to 0.3% Cu occur in the southern exploration holes AZ24338 intercepted 0.31% Cu over 70 m At Depth AZ22174: 0.29% Cu / 1,052 m incl. 0.42% Cu / 480 m coincides with a prominent deep geophysical anomaly Reason #3 Exploration Potential at Los Azules

One drill hole was completed last season and intercepted 106 meters of 0.11% Cu at the end of the hole (blue square). Early Exploration Results Suggest 5 key elements of a large porphyry system have been identified at Tango: 1. Multiple Intrusives 2. Porphyry Copper Alteration 3. Porphyry Copper Veining 4. Porphyry Geochemical Signatures 5. Geophysical Signature Another Copper System May Exist 3 Kilometers to the East (called Tango) Reason #4 Exploration 3 km Away from Los Azules

Reason #5 McEwen Copper Is Planning the World’s 1st Regenerative Copper Mine in Argentina 21 Watch the video here: https://youtu.be/stHfWgQpftc

Los Azules’ Design vs. Comparably Sized Conventional Copper Mines - $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 C1 Cash Cost (US$/lb CuEq) 2023E Copper Production (Mlbs) 25% 50% 75% Los Azules to be in the bottom quartile of the cost curve US$1.07/ lb Cu (2023 PEA Base Case) Low Cost/ lb1 Less Carbon2 - 2,000 4,000 6,000 8,000 10,000 12,000 - 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Total Carbon Intensity per Asset (CO2 kg/ t CuEq) Los Azules 2017 PEA Los Azules 2023 PEA – Base Case Renewable Energy Powered by 100% renewable energy sources Reduced Water Consumption Using less than ¼ of the water consumed by a comparable conventional copper mine Processing Heap leach producing green copper cathode. No transport to smelter significantly reduces associated carbon emissions No Tailings or Tailings Dam Use of heap leach technology eliminates the need for tailings and tailings dams, addressing key environmental and safety concerns Reduced to Zero Carbon Ongoing efforts to reduce emissions, with a transition to carbon neutrality by 2038 1. Wood Mackenzie 2023E Copper C1 Cash Cost Curve (Co-Product) 2. Wood Mackenzie. Source: Company disclosure. Mara El Pachon Josemaria

Over 250 years’ combined experience at top tier mining projects & operations in San Juan, Argentina, with major mining companies such as: McEwen Copper’s Los Azules Management Team Deep Experience Plus a Track Record of Success in the San Juan Province

Copper Heap Leach Mining Is Not New and Works at High Altitudes Mine Country Operator When Max. Annual Cu Production* (tonnes) MASL Quebrada Blanca (QB1) Chile Teck 1994-2023 87,000 4,400 m Spence Chile BHP 2006-present 249,000 1,700 m Lomas Bayas Chile Glencore 1998-present 72,700 1,200 m El Abra Chile Freeport 1996-present 98,400 3,900 m Radomiro Tomic Chile Codelco 1998-present 300,000 3,000 m Cerro Verde Peru Freeport 1976-present 91,000 2,700 m Morenci USA Freeport 1937-present 400,000 750 m Bagdad USA Freeport 1970-present 77,000 800 m Caserones Chile Lundin 2014-present 35,000 4,600 m Los Bronces Chile Anglo 2002-present 43,000 3,500 m *from Heap Leach + SX/EW only

Los Azules: Equivalent to a Magnificent Gold Deposit1 Long Life, Large Production, Low Cost/ oz $2.5 Billion Initial Capex 3 Years Payback Period 27 Years Mine Life (mining only 1/3 of the resource) $2.9 Billion After Tax NPV (8%) 22 % IRR This disclosure should not be taken to modify or update the conclusions of the 2023 PEA. Copper Gold Equivalent 37.6 Billion lbs Total Resources 57 Million oz $1.02 / lb Production Costs - Cash $673 / oz $1.58 / lb Production Costs - AISC $1,039 / oz 423,500,000 lbs Annual Cu Cathode Production - 1st 2 Yrs 644,000 oz 396,000,000 lbs Annual Cu Cathode Production - Nominal 602,000 oz 1 - Using the Jan 8, 2025 prices of $2,663 / oz gold & $4.05 / lb copper, the value of 1 oz gold = 658 lbs copper 2 - Based on the updated recovery of 76% for the base case of the 2023 PEA @ 3.75/ lb copper (released Feb 22, 2024) PEA Headline Numbers Adjusted for the Updated PEA Base Case @ $3.75 / lb Cu2

MUX MUX’s Mines & Development Projects Gold, Silver & Copper in Prolific Mineral-Rich Regions Fox Mine Complex Timmins, Canada (100%) San José Mine Argentina (49%) Los Azules Argentina El Gallo – Fenix Project Mexico (100%) Gold Bar Mine Nevada (100%) Elder Creek Nevada Diversified

McEwen Mining: Stronger Financial Picture M = Millions. GEOs = gold equivalent ounces. 2025 2024 2023 2022 Cash Q3: $29.2 M $23.0 M $1.2 M Debt Q3: $40.0 M $40.0 M $65.0 M Bottom Line Net income $54.7 M $1.15 / share Net loss $81.1 M $1.71 / share Production 120,000 – 140,000 GEO Guidance 135,900 GEO

MUX Gold, Silver & Copper Resources

Gold	Proven & Probable Tonnes (million)	Proven & Probable Au Grade (g/t)	Proven & Probable Contained Au (oz)	Measured & Indicated Tonnes (million)	Measured & Indicated Au Grade (g/t)	Measured & Indicated Contained Au (oz)	Inferred Tonnes (million)	Inferred Au Grade (g/t)	Inferred Contained Au (oz)
Fox Complex				13.9	4.20	1,877,000	4.7	3.61	551,000
Gold Bar	4.9	1.03	164,000	3.4	0.75	80,700	0.6	1.23	25,400
Timberline				23.4	0.56	423,000	6.6	0.39	84,000
Fenix				14.7	0.42	199,000	0.3	0.41	4,000
San José (49%)	0.5	5.36	89,000	0.2	3.40	24,400	0.9	5.04	140,100
Los Azules (46.4%)				573.2	0.01	213,000	2,092.3	0.03	1,967,400
Total Gold			**253,000**			**2,845,100**			**2,769,900**

Silver	Proven & Probable Tonnes (million)	Proven & Probable Ag Grade (g/t)	Proven & Probable Contained Ag (oz)	Measured & Indicated Tonnes (million)	Measured & Indicated Ag Grade (g/t)	Measured & Indicated Contained Ag (oz)	Inferred Tonnes (million)	Inferred Ag Grade (g/t)	Inferred Contained Ag (oz)
Fenix				14.7	42	20,100,000	0.3	33	300,000
San José (49%)	0.5	296	4,900,000	0.2	204	1,500,000	0.9	329	9,100,000
Los Azules (46.4%)				573.2	0.25	4,644,000	2,092.3	1.0	69,168,000
Total Silver			**4,900,000**			**26,244,000**			**78,568,000**

Copper	Proven & Probable Tonnes (million)	Proven & Probable Cu Grade (%)	Proven & Probable Contained Cu (lbs)	Measured & Indicated Tonnes (million)	Measured & Indicated Cu Grade (%)	Measured & Indicated Contained Cu (lbs)	Inferred Tonnes (million)	Inferred Cu Grade (%)	Inferred Contained Cu (lbs)
Los Azules (46.4%)				573.2	0.40	**5,100,000,000**	2,092.3	0.31	**12,400,000,000**

Resources (Inferred, Measured & Indicated) are presented exclusive of Reserves (Proven & Probable). Resources and Reserves according to McEwen Mining's Resources and Reserves from Dec 31, 2023 (2023 10-K Report), further updated as of the press release for the Fox Complex (Jun 20, 2024), acquisition of Timberline Resources (Aug 19, 2024), and Company's interest in McEwen Copper (Oct 24, 2024).

MUX 28

$0 $500 $1,000 $1,500 $2,000 $2,500 2020 2021 2022 2023 2024 Guidance Gold Bar Mine Cash Costs AISC $0 $500 $1,000 $1,500 $2,000 2020 2021 2022 2023 2024 Guidance Fox Complex Cash Costs AISC $0 $500 $1,000 $1,500 $2,000 2020 2021 2022 2023 2024 Guidance San José (49% Owned) Cash Costs AISC MUX Mines: Focusing on Decreasing Costs / oz AISC $1,650-1,750 Cash Costs $1,450-1,550 AISC $1,450-1,550 Cash Costs $1,225-1,325 AISC $1,500-1,700 Cash Costs $1,300-1,500

105 139 138 155 146 152 176 174 115 154 133 155 145 135 200 0 50 100 150 200 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2028 MUX Consolidated Annual Production – Future Growth Thousand GEOs 1 - 2024 Guidance 130,000 – 145,000 GEOs. 2 - 2025 Projection. 3 - 2028 Projection 1 3 2

Winning Requires Superior Technology Increase Share Value By driving Los Azules to production By Turning around gold operations Raised $450 Million Privately for McEwen Copper Attracted 2 global players – Rio Tinto & Stellantis Increased gold production, reduced cost / oz Exploration extending mine lives Impressive Safety Record - Work Without LTI: 4.5 years at Gold Bar 3 years at Fox Complex New Model for Mining Green, Environmentally Sensitive & Beautiful Execution Morale Strategy

Reasons to Buy MUX & McEwen Copper! 1. Two Key Value Drivers: Precious Metals & Copper 2. Massive Copper Option – Pre-IPO 3. Gold & Silver Operations Growing 4. Exploration Upside at All Sites 5. Undervalued

NON-GAAP Measures In this presentation, we have provided information prepared or calculated according to U.S. GAAP, as well as provided some non-U.S. GAAP ("non-GAAP") performance measures. Because the non-GAAP performance measures do not have any standardized meaning prescribed by U.S. GAAP, they may not be comparable to similar measures presented by other companies. Total Cash Costs per GEO, and All-in Sustaining Costs (“AISC”) per GEO. Total cash costs consist of mining, processing, on-site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs. All-in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures. In order to arrive at our consolidated all-in sustaining costs, we also include corporate general and administrative expenses. Depreciation is excluded from both total cash costs and all-in sustaining cash costs. For both total cash costs and all-in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100% economic share in the production, such as MSC, where we hold a 49% interest. Total cash cost and all-in sustaining cash cost per GEO sold are calculated on a co- product basis by dividing the respective proportionate share of the total cash costs and all-in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold. We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining's Annual Report on Form 10-K/A for the year ended December 31, 2023. Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non-GAAP financial measure. We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations. We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49% attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales. To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine-site level. The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100% basis, in Note 5 of McEwen Mining's Annual Report on Form 10-K/A for the year ended December 31, 2023. Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non-GAAP financial measure. We report this measure to better understand our liquidity in each reporting period. Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P.M. Fix spot price at the corresponding period. A reconciliation to the most directly comparable U.S. GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10-K/A for the year ended December 31, 2023. MUX: Cautionary Note Regarding

Thank you! Stefan Spears Vice President Corporate Development McEwen Mining Direct: (647) 408-1849 Email: stefan@mcewenmining.com Michael Meding Vice President and General Manager McEwen Copper Direct: (775) 375-7125 Email: mmeding@mcewenmining.com